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                                                                    Exhibit 10.4

                                 AMENDMENT NO. 1
                         TO EXCLUSIVE LICENSE AGREEMENT

      Reference is made to a certain Exclusive License Agreement dated March 16, 2001 by and among Regent Court Technologies ("RCT") and Star Scientific, Inc. ("SSI") (hereinafter the "License Agreement").

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, RCT and SSI hereby agree to amend the License Agreement as follows:

      Section 11 is amended so that, in its entirety, it reads as follows.

11. TERMINATION

      11.1 SSI may terminate this Agreement at any time, for any reason, by providing RCT no less than thirty (30) days prior written notice thereof.

      11.2 RCT may terminate this Agreement upon the occurrence of any of the following:

      (i) A default in the payment of Royalties when due and payable, or a failure to submit to RCT when due a true and complete accounting statement pursuant to Section 5.2 of this Agreement, which default or failure continues for a period of at least thirty (30) days after RCT has given to SSI written notice of such default or failure.

      (ii) A material breach of any other obligation of SSI under this Agreement, which breach shall not have cured within sixty (60) days after RCT has given to SSI written notice of such breach, in which notice RCT shall have specified in reasonable detail the nature of such breach. For purposes of determining materiality, and provided the nature of the breach may be measured in monetary terms, a breach shall be deemed "material" if such breach results in a loss of Royalties exceeding $100,000.

      (iii) The purchase of the outstanding stock or assets of SSI.
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      Except as amended hereby, the License Agreement is hereby ratified and confirmed and the parties acknowledge that it is in full force and effect.

                      Executed this 5th day of April 2001.

                                        REGENT COURT TECHNOLOGIES

                                    By: /s/ Francis E. O'Donnell
                                        ----------------------------------------
                                        Francis E. O'Donnell, General Partner


                                        STAR SCIENTIFIC, INC.

                                    By: /s/ Paul L. Perito
                                        ----------------------------------------
                                        Paul L. Perito, Chairman, President and
                                        Chief Operating Officer

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